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                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.   20549

                         _____________________________


                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


    Date of Report:  (Date of earliest event reported):  September 17, 1996


                                  Rhodes, Inc.
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             (Exact name of Registrant as Specified in its Charter)

         Georgia                               1-9308                     58-0536190
- ----------------------------         -----------------------        ---------------------
(State or Other jurisdiction         (Commission File Number)       (IRS Employer
 of Incorporation)                                                    Identification No.)

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4370 Peachtree Road, N.E., Atlanta, Georgia                            30319
- -------------------------------------------                         -----------
(Address of Principal Executive Offices)                            (Zip Code)



      Registrant's telephone number, including area code:  (404) 264-4600




                                Not Applicable
          -----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



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Item 1.  Changes in Control of Registrant.

         On September 17, 1996, the Registrant executed an Agreement and Plan of Merger, dated as of September 17, 1996 (the "MERGER AGREEMENT"), among the
Registrant, Heilig-Meyers Company ("HM"), and HM Merger Subsidiary, Inc., a wholly owned subsidiary of HM ("MERGER SUB"), pursuant to which, among other things, (1) Merger Sub will merge with and into the Registrant, (2) the Registrant will be the surviving corporation in the merger and become a wholly owned subsidiary of HM, and (3) each shareholder of the Registrant will be entitled to receive 0.5 shares of HM common stock in exchange for one share of the Registrant's common stock. The Board of Directors of the Registrant has unanimously approved the Merger Agreement. The merger is subject to Hart-Scott-Rodino clearance, approval by the Registrant's shareholders and certain other conditions.

         In connection with the signing of the Merger Agreement, WPS Investors, L.P., Green Capital Investors, L.P., and HM, owners of an aggregate of 2,918,404 shares or 31.83% of the outstanding shares of common stock of the Registrant, entered into a Voting Agreement, dated as of September 17, 1996, pursuant to which such parties agreed to vote their respective shares of the Registrant's common stock in favor of adoption of the Merger Agreement and against any Acquisition Proposal (as defined in the Merger Agreement). The
Voting Agreement will terminate upon termination of the Merger Agreement.

         For further information concerning the Merger, the Merger Agreement and the Voting Agreement, see Exhibits 2, 20 and 99 hereto, which are incorporated herein by reference.

Item 7.  Financial Statement, Pro Forma Financial Information and Exhibits.

         (c)     Exhibits.

                 Exhibit 2   -        Agreement and Plan of Merger, dated
                                      as of September 17, 1996, among the
                                      Rhodes, Inc., Heilig-Meyers Company
                                      and HM Merger Subsidiary, Inc.

                 Exhibit 20  -        Press Release issued September 17,
                                      1996.

                 Exhibit 99  -        Voting Agreement, dated as of
                                      September 17, 1996, among WPS
                                      Investors, L.P., Green Capital
                                      Investors, L.P. and Heilig-Meyers
                                      Company.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     RHODES, INC.



Date: September 23, 1996             By: /s/ Joel H. Dugan
                                         ------------------------------------
                                         Name:  Joel H. Dugan
                                         Title:  Senior Vice President,
                                                    Finance and Administration
                                                    and Chief Financial Officer
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                               INDEX TO EXHIBITS

   Exhibit     Number and Description

      2 Agreement and Plan of Merger, dated as of September 17, 1996, among the Rhodes, Inc., Heilig-Meyers Company and HM Merger
               Subsidiary, Inc. The Registrant agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

      20       Press Release issued September 17, 1996.

      99       Voting Agreement, dated as of September 17, 1996, among WPS
               Investors, L.P., Green Capital Investors, L.P. and Heilig-Meyers
               Company.